UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 26, 2014

KANSAS CITY SOUTHERN
(Exact name of registrant as specified in its charter)

DELAWARE	1-4717	44-0663509
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	file number)	Identification Number)

427 West 12th Street, Kansas City, Missouri 64105
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:
(816) 983 - 1303

Not Applicable
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

On September 26, 2014, the Board of Directors of the Kansas City Southern (the “Company”) amended its bylaws to provide that any former Chief Executive Officer of the Company shall not be eligible for election to the Company’s Board of Directors. Any former Chief Executive Officer of the Company who is currently a member of the Board of Directors is allowed to serve the remainder of their term. A copy of the Company’s bylaws, as amended to reflect this change, is attached to this Current Report on Form 8-K as Exhibit 3.1.

Item 9.01     Financial Statements and Exhibits.
(d)
3.1    Kansas City Southern Bylaws, amended and restated as of September 26, 2014.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Kansas City Southern

September 29, 2014	By:	/s/ Adam J. Godderz

Name: Adam J. Godderz
Title: Corporate Secretary

INDEX TO EXHIBITS

Exhibit No.	Description

3.1	Kansas City Southern Bylaws, amended and restated as of September 26, 2014, are attached hereto as Exhibit 3.1.